Exhibit 8.1

Schedule of subsidiaries of Aviva plc as at 31 December 2014
Company Name	Country
Aviva Group Holdings Limited	United Kingdom
Aviva plc	United Kingdom
Aviva-COFCO Life Insurance Company Ltd	China
Aviva-COFCO Yi-Li Asset Management Co Ltd	China
General Accident plc	United Kingdom
Aviva Central Services UK Limited	United Kingdom
Aviva Group Holdings Limited	United Kingdom
Aviva Insurance Limited	United Kingdom
Aviva International Holdings Limited	United Kingdom
Aviva International Insurance Limited	United Kingdom
Aviva Investors Holdings Ltd	United Kingdom
Aviva Italia Holding SpA	Italy
Aviva Life Holdings UK Limited	United Kingdom
Aviva Participations SA	France
Aviva plc	United Kingdom
Aviva Asia Holdings Private Limited	Singapore
Aviva Asia Pte Ltd.	Singapore
Aviva Brands (No. 2) Limited	United Kingdom
Aviva Brands Ireland Limited (voluntarily strike off listed 02.11.2014)	Ireland
Aviva Brands Limited	United Kingdom
Aviva Central Services UK Limited	United Kingdom
Aviva Employment Services Limited	United Kingdom
Aviva Europe SE	United Kingdom
Aviva Group Holdings Limited	United Kingdom
Aviva Insurance Limited	Scotland
Aviva International Holdings Limited	United Kingdom
Aviva International Insurance Limited	United Kingdom
Aviva Investors Holdings Limited	United Kingdom
Aviva Italia Holding SpA	Italy
Aviva Life Holdings UK Limited	United Kingdom
Aviva Life Insurance Company Limited	Hong Kong
Aviva Ltd	Singapore
Aviva Overseas Holdings Limited	United Kingdom
Aviva Professional Services (Pty) Limited	South Africa
Aviva Re Limited	Bermuda
CGU International Holdings BV	Netherlands
dollarDex Investments Pte Ltd	Singapore
Hill House Hammond Limited	United Kingdom
Lend Lease JEM Partners Fund Limited	Bermuda
Navigator Investment Services Limited	Singapore
Professional Advisory Holdings Pte Ltd	Singapore
Professional Investment Advisory Services Private Ltd	Singapore
Undershaft Limited	United Kingdom
Actis China Investment Company Limited	Mauritius
Aviva International Insurance Limited	United Kingdom
BZ WBK - Aviva Towarzystwo Ubezpieczen na Zycie SA	Poland
BZ WBK - Aviva Towarzystwo Ubezpieczen Ogolnych SA	Poland
CGU Project Services Private Limited (In liquidation)	India
Commercial Union do Brasil Representacoes Limitada (In Run Off)	Brazil
East Point Reinsurance Company of Hong Kong Limited (In run off)	Hong Kong

1

Hong Kong Reinsurance Company Limited (In run off)	Hong Kong
Aviva Canada Inc.	Canada
Aviva Consumer Products UK Limited	United Kingdom
Aviva Credit Services UK Limited	United Kingdom
Aviva Direct Ireland Limited	Ireland
Aviva Driving School Ireland Limited	Ireland
Aviva Health Group Ireland Limited	Ireland
Aviva Health Insurance Ireland Limited	Ireland
Aviva Insurance Limited	United Kingdom
Aviva Insurance Services UK Limited	United Kingdom
Aviva Insurance UK Limited	United Kingdom
Aviva Risk Management Solutions UK Limited	United Kingdom
Aviva UKGI Investments Limited	United Kingdom
Aviva Undershaft Three SE	Ireland
Bluecycle.com Limited	United Kingdom
Commercial Union Corporate Member Limited	United Kingdom
General Accident Developments Limited	United Kingdom
General Accident Executor and Trustee Company Limited	United Kingdom
Gresham Insurance Company Limited	England
IQUO Limited	United Kingdom
London and Edinburgh Insurance Company Limited	United Kingdom
LUC Holdings Limited	United Kingdom
Ocean Marine Insurance Company Limited /The	United Kingdom
Polaris U.K. Limited	United Kingdom
Solus (London) Limited	United Kingdom
Solus Automotive Limited	United Kingdom
Welsh Insurance Corporation Limited /The	United Kingdom
A.G.S. Customer Services (India) Private Limited (AGSCS)	India
A.G.S. Lanka (Pvt) Limited (AGSL)	Sri Lanka
Aviva Global Services (Management Services) Private Limited (AGSMS)	Singapore
Aviva Holdings (France) Limited (In Liquidation)	United Kingdom
Aviva International Holdings Limited	United Kingdom
Aviva Life Insurance Company India Limited	India
Aviva Life International Limited	Ireland
First-Aviva Life Insurance Co., Ltd	Taiwan
PT Astra Aviva Life	Indonesia
Undershaft (AE No. 3) Limited	United Kingdom
Undershaft (AE No. 4) Limited	United Kingdom
Vietinbank Aviva Life Insurance Company Limited	Vietnam
Aviva International Holdings Limited	United Kingdom
Aviva Investors Poland Towerzystwo Funduszy Inwestysyjnych S.A.	Poland
Aviva Powszechne Towarzystwo Emerytalne Aviva BZ WBK S.A.	Poland
Aviva Sp. z.o.o.	Poland
Aviva Towarzystwo Ubezpieczen na Zycie S.A.	Poland
Aviva Towarzystwo Ubezpieczen Ogolnych S.A.	Poland
Aviva Training & Services SRL	Romania
CGU Group BV	Netherlands
Uždaroji akcinė gyvybės draudimo ir pensijų bendrovė "Aviva Lietuva"	Lithuania
Aviva Canada Inc.	Canada
Aviva Insurance Company of Canada	Canada

2

Aviva Warranty Services Inc.	Canada
A-Win Insurance Limited	Canada
Bay-Mill Specialty Insurance Adjusters Inc	Canada
Elite Insurance Company	Canada
Inowest Insurance Brokers Inc	Canada
Insurance Agent Service Inc.	Canada
National Home Warranty Group Inc.	Canada
OIS Ontario Insurance Service Limited	Canada
Pilot Insurance Company	Canada
S&Y Insurance Company	Canada
Scottish & York Insurance Co. Limited	Canada
Services d'Assurance Youville Inc.	Canada
Traders General Insurance Company	Canada
Victoria Reinsurance Company Ltd	Barbados
Wayfarer Insurance Brokers Limited	Canada
Westmount Guarantee Services Inc.	Canada
Agents 3A SNC	France
Aviva Assurances SA	France
Aviva France	France
Aviva Investors Real Estate France SA	France
Aviva Participations SA	France
Aviva Solutions SAS	France
Aviva Vie SA	France
Locamat SAS	France
Société Civile Immobilière Montaigne	France
Societe Concessionnaire des Immeubles de la Pepiniere SA	France
AFER Immo	France
AFER-SFER SICAV	France
Antarius	France
Aviva Convertibles SICAV	France
Aviva Développement Sicav	France
Aviva Diversifié SICAV	France
Aviva Epargne Retraite SA	France
Aviva Europe SICAV	France
AVIVA INVESTISSEMENTS SAS	France
Aviva Investors France S.A.	France
Aviva Oblig International SICAV	France
Aviva Obliréa Sicav	France
Aviva Patrimoine Immobilier	France
Aviva Patrimoine SICAV	France
Aviva Rendement Europe	France
Aviva Valeurs Françaises SICAV	France
Aviva Valeurs Immobilières Sicav	France
Aviva Vie SA	France
CGP Entrepreneurs	France
Croissance Immo SCPI	France
Croissance Pierre 2 SA	France
Epargne Actuelle	France
Logipierre 1 SCPI	France

3

Pierrevenus SCPI	France
PRIMONIAL REAL ESTATE INVESTMENT MANAGEMENT Societe Anonyme	France
SCI Campus Medicis St Denis	France
SCI CARPE DIEM	France
Selectinvie SCI	France
Selectipierre 1 SCPI	France
Selectipierre 2 SCPI	France
Selectipierre SC	France
Société Civile Immobilière Montaigne	France
Société Française de Gestion et d’Investissement	France
Ufifrance Gestion	France
Ufifrance Immobilier SCPI	France
Ufifrance Patrimoine SAS	France
Union Financiere de France Banque	France
Victoire Immo 1 SCI	France
Victoire Sirius SICAV	France
VIP Conseils SA	France
Voltaire SAS	France
SCI Campus Rimbaud	France
AI-RECAP GP I, LLC	USA
Aviva Investment Advisory Services Pte Limited (In Liquidation)	India
Aviva Investors Americas LLC	USA
Aviva Investors Asia Pte. Ltd	Singapore
Aviva Investors Canada Inc.	Canada
Aviva Investors Commercial Assets GP Limited (Policyholder)	United Kingdom
Aviva Investors Energy Centres No.1 GP Limited	United Kingdom
Aviva Investors Fund Services Ltd	United Kingdom
Aviva Investors Funds SPC Ltd	United Kingdom
Aviva Investors Global Services Ltd	United Kingdom
Aviva Investors Group Holdings Limited	United Kingdom
Aviva Investors Holdings Limited	United Kingdom
Aviva Investors Ireland Holdings Limited	Ireland
Aviva Investors Ireland Limited	Ireland
Aviva Investors Jersey Unit Trusts Management Limited	Jersey
Aviva Investors Lion Limited	United Kingdom
Aviva Investors London Limited	United Kingdom
Aviva Investors Luxembourg SA	Luxembourg
Aviva Investors Luxembourg Services Sarl	Luxembourg
Aviva Investors Mercure SICAV	France
Aviva Investors North America Holdings Inc	USA
Aviva Investors Pacific Pty Limited	Australia
Aviva Investors Pensions Limited	United Kingdom
Aviva Investors Poland SA	Poland
Aviva Investors Properties Europe S.A.	Luxembourg
Aviva Investors Real Estate Limited	United Kingdom
Aviva Investors REaLM Energy Centres GP Limited	United Kingdom
Aviva Investors Securities Investment Consulting Company Limited	Taiwan
Aviva Investors UK CRESD GP Limited	United Kingdom

4

Aviva Investors UK LT Red GP Limited	United Kingdom
Aviva Investors UK Real Estate Recovery II (Nominee) Limited	England and Wales
Aviva Investors UK Real Estate Recovery II (General Partner) Limited	England and Wales
Aviva Share Account Limited	United Kingdom
Betelgeuse (SICAV)	France
Exeter Estates Ltd (Policyholder)	Bahamas
Orn Capital LLP	United Kingdom
Orn Capital Management (Bermuda) Limited	Bermuda
Orn Capital Services Limited	United Kingdom
Orn Management Company Limited	Bermuda
The Forum, Horsham (No. 1) Limited (Policyholder)	United Kingdom
The Forum, Horsham (No. 2) Limited (Policyholder)	United Kingdom
Aviva Deposits UK Limited	United Kingdom
Aviva Health UK limited	United Kingdom
Aviva Investors Employment Services Limited	United Kingdom
Aviva Investors UK Fund Services Limited	United Kingdom
Aviva Investors UK Funds Limited	United Kingdom
Aviva Investors UK Nominees Limited	England
Aviva Life & Pensions UK Limited	United Kingdom
Aviva Life Holdings UK Limited	United Kingdom
Aviva Life Services UK Limited	United Kingdom
Aviva Nominees UK Limited	United Kingdom
Aviva Wrap UK Limited	United Kingdom
Ballard Investment Company Limited	United Kingdom
Ceres Court Properties Limited	Aviva Investors UK
CGNU Life Assurance Ltd.	United Kingdom
Commercial Union Life Assurance Company Limited	United Kingdom
Healthcode Limited (20%)	United Kingdom
Peak Re Limited	Ireland
Undershaft (NULLA) Limited	United Kingdom
AFRP Sarl (Policyholder)	Luxembourg
AIEREF Holding 1 S.à r.l. (Policyholder)	Luxembourg
AIEREF Holding 2 S.à r.l. (Policyholder)	Luxembourg
AIEREF Renewable Energy s.r.o. (Policyholder)	Czech Republic
Anna Livia Properties Ltd (Policyholder)	Ireland
Aviva (Peak No.1) UK Limited	United Kingdom
Aviva (Peak No.2) UK Limited	United Kingdom
Aviva Annuity UK Limited	United Kingdom
Aviva Equity Release UK Limited	United Kingdom
Aviva Holdings CED II (Luxembourg) Sarl (Policyholder)	Luxembourg

5

Aviva Investors European Renewable Energy Fund SICAV (Policyholder)	Luxembourg
Aviva Investors Property Fund Management Limited (Policyholder)	United Kingdom
Aviva Life & Pensions UK Limited	United Kingdom
Aviva Pension Trustees UK Limited	United Kingdom
Aviva Public Private Finance Limited (Policyholder)	United Kingdom
Aviva Trust Company Channel Islands Limited	Jersey
Barwell Business Park Nominee Ltd. (Policyholder)	United Kingdom
Centaurus CER (Aviva Investors) Sarl (Policyholder)	Luxembourg
Cornerford Limited (Policyholder)	United Kingdom
Crane Investment Holdings Pte. Limited (Policyholder)	Singapore
Ebisu Investments Limited (Policyholder)	United Kingdom
EPI NU Sarl (Policyholder)	Luxembourg
GA Life Property Ireland Ltd. (Policyholder)	Ireland
Galleries Bristol Nominee No.2 Ltd. / The (Policyholder)	United Kingdom
Goodman European Business Park Fund (Lux) S.ar.l.	Luxembourg
Hemel Hempstead Estate Management Ltd. (Policyholder)	United Kingdom
Hexagone Sarl (Policyholder)	Luxembourg
Hillswood Management Limited	United Kingdom
Lancashire & Yorkshire Reversionary Interest Company Ltd. /The (Policyholder)	United Kingdom
Matchtrack Limited (Policyholder)	United Kingdom
Matthew Parker Street (Nominee No 1) Limited (Policyholder)	United Kingdom
Matthew Parker Street (Nominee No 2) Limited (Policyholder)	United Kingdom
Metropath Limited (Policyholder)	United Kingdom
MYRIA ASSET MANAGEMENT - Société par actions simplifiée (Société à associé unique)	Aviva France
Netnerve Ltd. (Policyholder)	United Kingdom
Norwich Union (Shareholder GP) Limited (Policyholder)	United Kingdom
Norwich Union Life Insurance Company Limited /The	United Kingdom
Otemachi Pte Limited (Policyholder)	Singapore
Quarryvale One Ltd. (Policyholder)	United Kingdom
Quarryvale Three Ltd. (Policyholder)	United Kingdom
Rabbit Kanda TMK (Policyholder)	Japan
Rabbit Midosuji TMK (Policyholder)	Japan
Reschop Carre Hattingen GmbH(Policyholder)	Germany
Reschop Carre Marketing GmbH (Policyholder)	Germany
Sapphire Actipark 1 Sarl (Policyholder)	Luxembourg
Sapphire Actipark 2 Sarl (Policyholder)	Luxembourg
Sapphire Actipark SCI (Policyholder)	France
Sapphire Ile de France 1 Sarl (Policyholder)	Luxembourg
Sapphire Ile de France 2 Sarl (Policyholder)	Luxembourg
Sapphire Ile de France SCI (Policyholder)	France
Sapphire Lyon 1 Sarl (Policyholder)	Luxembourg
Sapphire Lyon 2 Sarl (Policyholder)	Luxembourg
Sapphire Lyon SCI (Policyholder)	France
Solar Clean Energy Limited	Aviva Investors UK
Tenet Group Limited	United Kingdom
Tortise Midosuji GK (Policyholder)	Japan
Undershaft (NUCM) Limited	United Kingdom
Vanwall 2 Management Company Ltd. (Policyholder)	United Kingdom
Victor Hugo 1 Sarl (Policyholder)	Luxembourg
Victor Hugo 2 Sarl (Policyholder)	Luxembourg

6

Wood Lane (Stadium) Limited (Policyholder)	United Kingdom
Airport Property GP (No .2) Limited (Policyholder)	United Kingdom
Airport Property H1 Limited (Policyholder)	United Kingdom
APIA Nominee 1 Limited (Policyholder)	United Kingdom
APIA Nominee 2 Limited (Policyholder)	United Kingdom
Apia Regional Office Fund (General Partner) Limited	England
Apia Regional Office Fund (No. 1) Limited (Policyholder)	United Kingdom
Ashtenne (AIF) Limited (Policyholder)	United Kingdom
Ashtenne (Severnside) Limited (Policyholder)	United Kingdom
Ashtenne Caledonia Limited (Policyholder)	Scotland
Ashtenne Industrial (General Partner) Limited	United Kingdom
Ashtenne Industrial Fund Nominee No. 1 Limited (Policyholder)	United Kingdom
Ashtenne Industrial Fund Nominee No. 2 Limited (Policyholder)	United Kingdom
Aviva Investors (FP) Limited	Scotland
Aviva Investors (GP) Scotland Limited (Policyholder)	Scotland
Aviva Investors UK Real Estate Recovery (General Partner) Limited (Policyholder)	United Kingdom
Aviva Investors UK Real Estate Recovery (Nominee Two) Limited (Policyholder)	United Kingdom
Aviva Investors UK Real Estate Recovery (Nominee) Limited (Policyholder)	United Kingdom
BIGG Regeneration (General Partner) Limited (Policyholder)	United Kingdom
Blueprint (General Partner) Limited (Policyholder)	England
Blueprint (Nominees) Limited (Policyholder)	United Kingdom
BMG (Livingston) General Partner Limited (Policyholder)	United Kingdom
BMG (Mansfield) General Partner Limited (Policyholder)	United Kingdom
BMG (Mansfield) Limited (Policyholder)	United Kingdom
BMG (York) General Partner Limited (Policyholder)	United Kingdom
BMG (York) Limited (Policyholder)	United Kingdom
BMG (York) Partnership Trustco Limited (Policyholder	United Kingdom
Bristol and Bath Science Park Estate Management Company Limited (Policyholder)	United Kingdom
Cambridge Retail Park (GP) Limited (Policyholder) (25%)	Jersey
Cambridge Retail Park (Nominee No. 2) Limited (Policyholder) (25%)	Jersey
Cambridge Retail Park (Nominee) Limited (Policyholder) (25%)	Jersey
Cardiff Bay (CPS) Limited (Policyholder)	United Kingdom
Cardiff Bay GP Limited (Policyholder)	United Kingdom
Cardiff Bay Nominee 1 Ltd (Policyholder)	United Kingdom
Cardiff Bay Nominee 2 Ltd (Policyholder)	United Kingdom
Carillion-Igloo Limited	United Kingdom
Carillion-Igloo Nominees Limited	United Kingdom
Colnbrook General Partner Limited (Policyholder)	United Kingdom
Colnbrook Nominee Limited (Policyholder)	United Kingdom
Designer Retail Outlet Centres (General Partner) Ltd /The	United Kingdom
Designer Retail Outlet Centres (Livingston) General Partner Limited/The (Policyholder)	United Kingdom
Designer Retail Outlet Centres (Mansfield) General Partner Limited/The (Policyholder)	United Kingdom
Designer Retail Outlet Centres (York) General Partner Limited/The (Policyholder)	United Kingdom
Devon Nominees (No. 1) Limited (Policyholder)	United Kingdom
Devon Nominees (No. 2) Limited (Policyholder)	United Kingdom
Devon Nominees (No. 3) Limited (Policyholder)	United Kingdom
DROC Livingston CP Limited (Policyholder)	United Kingdom
Igloo Regeneration (Butcher Street) Limited (Policyholder)	United Kingdom
Igloo Regeneration (General Partner) Ltd.	United Kingdom
Igloo Regeneration (Nominee) Limited (Policyholder)	United Kingdom

7

Igloo Regeneration Developments (General Partner) Limited (Policyholder)	United Kingdom
Igloo Regeneration Developments (Nominees) Limited (Policyholder)	United Kingdom
Norwepp (General Partner) Limited	United Kingdom
Porth Teigr Management Company Limited (Policyholder)	United Kingdom
Quantum Property Partnership (General Partner) Limited (Policyholder)	United Kingdom
Quantum Property Partnership (Nominee) Limited (Policyholder)	United Kingdom
Quercus (General Partner) Ltd. (Policyholder)	United Kingdom
Quercus (Nursing Homes No. 2) Ltd. (Policyholder)	United Kingdom
Quercus (Nursing Homes) Ltd. (Policyholder)	United Kingdom
Quercus GP Holdco Limited(Policyholder)	United Kingdom
Quercus Housing (No. 1) Ltd. (Policyholder)	United Kingdom
Quercus Housing (No. 2) Ltd. (Policyholder)	United Kingdom
Quercus No. 2 (General Partner) Limited(Policyholder)	United Kingdom
Quercus Nursing Homes 2001 (A) Ltd. (Policyholder)	United Kingdom
Quercus Nursing Homes 2001 (B) Ltd. (Policyholder)	United Kingdom
Quercus Nursing Homes 2010 (C) Ltd. (Policyholder)	United Kingdom
Quercus Nursing Homes 2010 (D) Ltd. (Policyholder)	United Kingdom
Serviced Offices UK (Services) Limited (Policyholder)	United Kingdom
Serviced Offices UK GP Limited (Policyholder)	United Kingdom
Serviced Offices UK Nominee Limited (Policyholder)	United Kingdom
Unitair General Partner Limited (Policyholder)	United Kingdom
20 Gracechurch (General Partner) Limited (Policyholder)	United Kingdom
2-10 Mortimer Street (GP No. 1) Limited (Policyholder)	United Kingdom
2-10 Mortimer Street GP Limited(Policyholder)	United Kingdom
Anesco Mid Devon Limited	United Kingdom
Anesco South West Limited	United Kingdom
Aviva Investors EBC GP Limited (Policyholder)	United Kingdom
Aviva Investors EBC Sarl (Policyholder)	Luxembourg
Aviva Investors GR SPV 1 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 10 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 11 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 12 Limited	United Kingdom
Aviva Investors GR SPV 2 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 3 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 4 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 5 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 6 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 7 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 8 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 9 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 13 Limited (Policyholder)	United Kingdom
Aviva Investors GR SPV 14 Limited (Policyholder)	United Kingdom
Aviva Investors Ground Rent GP Limited (Policholder)	United Kingdom
Aviva Investors Ground Rent Holdco Limited (Policyholder)	United Kingdom
Aviva Investors Infrastructure GP Limited (Policyholder)	United Kingdom
Aviva Investors Polish Retail GP Limited (Policyholder)	United Kingdom
Aviva Investors Polish Retail Sarl	Luxembourg
Aviva Investors REaLM Infrastructure No. 1 Limited (Policyholder)	United Kingdom
Aviva Investors Social Housing GP Limited (Policyholder)	United Kingdom

8

Aviva Investors Social Housing Limited (Policyholder)	United Kingdom
Aviva Investors Students Assets GP Limited (Policyholder)	United Kingdom
Aviva Special PFI GP Limited (Policyholder)	United Kingdom
Renewable Clean Energy Limited	United Kingdom
EES Operations 1 Limited (Policyholder)	United Kingdom
Fitzroy Place GP 2 Limited (Policyholder)	United Kingdom
Fitzroy Place Management Co Limited (Policyholder)	United Kingdom
Fitzroy Place Residential Limited (Policyholder)	United Kingdom
Focus Park Bydgoszcz sp.zo.o (Policyholder)	Poland
Focus Park Piotrkow Trybunalski (Policyholder)	Poland
Focus Park Rybnik Bis sp.zo.o (Policyholder)	Poland
Focus Park Zielona Gora (Policyholder)	Poland
Free Solar (Stage 2) Limited (Policyholder)	United Kingdom
Free Solar (Stage 1) Limited (Policyholder)	United Kingdom
Free Solar Holdco Limited	United Kingdom
Homesun 2 Limited (Policyholder)	United Kingdom
Homesun 3 Limited (Policyholder)	United Kingdom
Homesun 4 Limited (Policyholder)	United Kingdom
Homesun 5 Limited (Policyholder)	United Kingdom
Homesun Limited (Policyholder)	United Kingdom
Lime Property Fund (General Partner) Limited (Policyholder)	United Kingdom
Lime Property Fund (Nominee) Limited (Policyholder)	United Kingdom
Lodz B.C. Sp.zoo (Policyholder)	Poland
Mortimer Street Associated Co 1 Limited(Policyholder)	United Kingdom
Mortimer Street Associated Co 2 Limited(Policyholder)	United Kingdom
Mortimer Street Nominee 1 Limited(Policyholder)	United Kingdom
Mortimer Street Nominee 2 Limited(Policyholder)	United Kingdom
Mortimer Street Nominee 3 Limited(Policyholder)	United Kingdom
New Energy Residential Solar Limited (Policyholder)	United Kingdom
New Oxford Street (General Partner) Limited (Policyholder)	United Kingdom
New Oxford Street (Nominee) Limited (Policyholder)	United Kingdom
Norton Energy SLS Limited	United Kingdom
Norwich Union (Mall GP) Limited (Policyholder)	United Kingdom
NUPPP (GP) Limited (Policyholder)	United Kingdom
Packwood Sp.Z.o.o	Poland
Paddington Central III (GP) Ltd (Policyholder)	United Kingdom
Paddington Central IV Property Adviser Ltd (Policyholder)	United Kingdom
Peace Harbor Capital Investments Sp. Z o.o.
Rugby Radio Station (General Partner) Limited (Policyholder)	United Kingdom
Rugby Radio Station (Nominee) Limited (50%) (Policyholder)	United Kingdom
Southgate General Partner Limited (Policyholder)	United Kingdom
Southgate LP (Nominee 1) Limited (Policyholder)	United Kingdom
Southgate LP (Nominee 2) Limited (Policyholder)	United Kingdom
Sue GP Nominee Limited	United Kingdom
Swan Valley Management Limited (Policyholder)	United Kingdom
TGHC Limited	United Kingdom
Tyne Assets (No. 2) Limited (Policyholder)	England
Tyne Assets Limited (Policyholder)	England
Wroclaw B.C. Sp.zoo (Policyholder)	Poland
Building A Future (Newham Schools) Limited (Policyholder)	United Kingdom

9

Mill NU Developments (Conference Centre) Limited (Policyholder)	United Kingdom
Mill NU Properties Limited (Policyholder)	United Kingdom
NU 3PS Limited (Policyholder)	United Kingdom
NU College For Canterbury Limited (Policyholder)	United Kingdom
NU Developments (Brighton) Limited (Policyholder)	United Kingdom
NU Library For Brighton Limited (Policyholder)	United Kingdom
NU Local Care Centres (Bradford) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Chichester No. 1) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Chichester No. 2) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Chichester No. 3) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Chichester No. 4) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Chichester No. 5) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Chichester No. 6) Limited (Policyholder)	United Kingdom
NU Local Care Centres (Farnham) Limited (Policyholder)	United Kingdom
NU Local Care Centres (West Park) Limited (Policyholder)	United Kingdom
NU Local Care Centres Limited (Policyholder)	United Kingdom
NU Offices For Redcar Limited (Policyholder)	United Kingdom
NU Offices For Surrey Limited (Policyholder)	United Kingdom
NU Schools For Redbridge Limited (Policyholder)	United Kingdom
NU Technology and Learning Centres (Hackney) Limited (Policyholder)	United Kingdom
NU Technology and Learning Centres Limited (Policyholder)	United Kingdom
NUPPP (Care Technology and Learning Centres) Limited (Policyholder)	United Kingdom
NUPPP Hard Services Limited (Policyholder)	United Kingdom
NUPPP Nominees Limited (Policyholder)	United Kingdom
Sue GP LLP	United Kingdom
Square Brighton Limited/The (Policyholder)	United Kingdom
Aviva Asset Management Limited	United Kingdom
Aviva Commercial Finance Limited	United Kingdom
Aviva Company Secretarial Services Limited	United Kingdom
Aviva Director Services Limited	United Kingdom
Aviva Domains Limited	United Kingdom
Aviva Financial Services Limited	United Kingdom
Aviva Ocean Racing Limited	United Kingdom
Aviva Staff Pension Trustee Limited	United Kingdom
Aviva UK Limited	United Kingdom
Commercial Union Capital Limited	United Kingdom
Commercial Union Nominee Holdings Limited	United Kingdom
Commercial Union Trustees Limited	United Kingdom
Hand in Hand Insurance Services Limited	United Kingdom
Norwich Union Limited	United Kingdom
RAC PENSION TRUSTEES LIMITED	England
Undershaft (No. 2) BV	Netherlands
Undershaft Limited	United Kingdom
XEL RETAIL GROUP LIMITED (In Liquidation)	England
Yorkshire Insurance Company Limited/The	United Kingdom
Area Life International Assurance Limited	Ireland
Avipop Assicurazioni SpA	Italy
Avipop Vita SpA	Italy
Aviva Assicurazioni Vita SpA	Italy
Aviva Italia Servizi Scarl	Italy

10

Aviva Italia SpA	Italy
Aviva Life SpA	Italy
Aviva SpA	Italy
Aviva Vita SpA	Italy
Banca Network Investimenti SpA(In Liquidation)	Italy
Finoa srl	Italy
Petunia SpA (In Liquidation)	Italy
Aviva Europe SE	United Kingdom
Aviva Europe Services France	France
Aviva Group Holdings Limited	United Kingdom
Aviva Group Ireland plc	Ireland
Aviva Group Services Ireland Limited	Ireland
Aviva Life & Pensions Ireland Limited	Ireland
Aviva Life Holdings Ireland Limited	Ireland
Aviva Life Services Ireland Limited	Ireland
Aviva Services Payment Limited	Ireland
Aviva Services Sp. z o. o.	Poland
Aviva Trustee Company Ireland Limited	Ireland
Aviva Undershaft One S.E.	Ireland
AvivaSA Emeklilik ve Hayat A.S.	Turkey
Knockanevin Limited	Ireland
Ahorro Andaluz SA	Spain
Aviva Gestion S.G.I.I.C SA (Sociedad Unipersonal)	Spain
Aviva Grupo Corporativo S.L. (Sociedad Unipersonal)	Spain
Aviva Vida y Pensiones S.A. de seguros y reaseguros (Sociedad Unipersonal)	Spain
Caja Espana Vida, Compania de Seguros y Reaseguros	Spain
Caja Granada Vida, de Seguros y Reaseguros, SA.	Spain
Caja Murcia Vida y Pensiones, de Seguros y Reaseguros S.A.	Spain
Pelayo Vida Seguros y Reaseguros SA	Spain
Unicorp Vida, Compania de Seguros y Reaseguros Sociedad Anonima	Spain
Aviva Investors Central European Properties S.à r.l.	Luxembourg
Fuku II Investment Holdings Pte. Ltd	Singapore
Fuku Investment Holdings Pte Ltd	Singapore
Glass City Tokutei Mokuteki Kaisya (TMK)	Japan
Kou Investment Holdings Pte Ltd	Singapore
Kout Investment Holdings Pte Ltd	Singapore
Meguro Place Tokutei Mokuteki Kaisya (TMK)	Japan
Thames Tokutei Mokuteki Kaisya	Japan
CEIF Industrial Epsilon SRL	Romania
CEIF Industrial Gamma SRL	Romania
CEIF Luxembourg Sarl	Luxembourg
CEIF Properties Sarl	Luxembourg
Colby Investments Sp Z.o.o.	Poland
Darla Investments Spolka z.o.o.	Poland
HCEPP DBP (Diamond Business Park) Sp zoo	Poland
IOG Breclav Industrial Park S.r.o.	Czech Republic
IOG City Point 1 Sp zoo.	Poland
IOG Ipari (Industrial) Park Ingatlanhasznosito Kft	Hungary
IOG Ivancice Industrial Park S.r.o.	Czech Republic

11

IOG Magyaroszag (Hungary) Park 2 Ingatlanhasznosito Kft	Hungary
IOG Pohorelice Industrial Park S.r.o.	Czech Republic
IOG Poland Park 1 Sp z.o.o.	Poland
IOG Sanitas Management sro	Czech Republic
IOG Uhrineves Industrial Park s.r.o.	Czech Republic
IOG Üzleti (Business) Park Ingatlanhasznosito Kft	Hungary
Martelli Inv Sp zoo	Poland
SC ASPC Domnesti Business Park SRL	Romania
CEIF Luxembourg Sarl	Luxembourg
Gaura Investments Sp.z.o.o.	Poland
IOG Cestlice Industrial Park s.r.o.	Czech Republic
IOG Innovations Park Ingatlanhasznosito Kft	Hungary
IOG TKB Park Ingatlanhasznosito Kft	Hungary
German Retail I GmbH	Germany
German Retail II GmbH	Germany
German Retail III GmbH	Germany
German Retail Investment Properties Sarl	Luxembourg
German Retail IV GmbH	Germany
German Retail IX GmbH	Germany
German Retail V GmbH	Germany
German Retail VII GmbH	Germany
German Retail VIII GmbH	Germany
ASF German Retail GmbH & Co. KG	Germany
Alkotas Point Kft	Hungary
Avenir Business Park S.R.O.	Czech Republic
BOCM Kft	Hungary
Buda Best Offices Kft	Hungary
Fullwood Sp. Z.o.o.	Poland
IRE Hron Property Holding a.s.	Slovakia
IRE Hron s.r.o.	Slovakia
Irydion Property Holdings S.p. z.o.o	Poland
Karlovarska Holding s.r.o.	Czech Republic
M7 Distribution Center Kft	Hungary
Oasis Florenc Property Holding s.r.o.	Czech Republic
Premier Outlets Center Kft	Hungary
Wisniowy A Property Holdings Sp z o o	Poland
Xavier Investments Sp Zoo	Poland
Encore + Spain I BV	Netherlands
Encore Plus Logistics Spain B.V.	Netherlands
Encore Plus Lux Co Metzanine II S.à r.l.	Luxembourg
Encore Plus Properties I S.à r.l.	Luxembourg
Encore Plus Real Estate Bad Cannstatt S.à r.l.	Luxembourg
Encore Plus Vaguada SL	United Kingdom
SAS Core + Metz	France
Fastighets AB Lagomstansen	Sweden
Encore + Bergkirchen S.à.r.l.	Luxembourg
Encore + Logistica SL	Luxembourg
Encore Plus Ile de la Jatte II Sarl	Luxembourg
Encore Plus Lombardia Sàrl	Luxembourg
Encore Plus Lux Co Diamants II S.à r.l.	Luxembourg

12

Encore Plus Luxco Franklin II Sarl	Luxembourg
Encore Plus Magenta Srl	Italy
Encore Plus Netherlands BV	Netherlands
Encore Plus Properties II S.à r.l.	Luxembourg
Encore Plus Properties III Sarl	Luxembourg
Encore Plus Rhienfelden Sarl	Luxembourg
Liljeholmsstrand Fastighets AB	Sweden
SARL du 7-13 Boulevard Paul Emile Victor	France
Sarl French Core + Two	France
SAS Core Tour Franklin II	France
SAS + Tour Franklin	France
SCI Aix en Provence	France
SCI Buchelay 78	France
SCI Cormontreuil	France
SCI Bondy Nord	France
Encore + Logistics Spain B.V.	Netherlands
Aviva Life & Pensions UK Limited	United Kingdom
Autolog Speditions-und Logistik Gesellschaft mbH & Co OG	Austria
Cargo Nord Objekt 10 - 12 GmbH & Co OG	Austria
Cargo Nord Objekt 3 GmbH & Co OG	Austria
DNV park s.r.o.	Slovakia
LogAxes Austria II S.à r.l.	Luxembourg
LogAxes Austria III S.à r.l.	Luxembourg
LogAxes Investment Properties S.à.r.l	Luxembourg
IOG Home Park Ingatlanhasznosito (Property Management) Kft	Hungary
Aviva Impact Investing France	France
Centura Property Holdings	Romania
Maling Street Management Company Limited (Co. Ltd by Guarantee)	Aviva Investors UK
Vauban Developpement SARL	France
Goodman European Business Park Fund (Lux) S.ar.l.	Luxembourg
Businesspark Hildener Kreuz Verwaltungs GmbH	Germany
Clypeus Iberia S.L. (Sociedad Unipersonal)	Spain
GEBPF (France) EURL	France
GEBPF (France) SNC 6
GEBPF Barcelona (Spain) S.L. (Sociedad Unipersonal)
GEBPF Business Park (France) SARL	France
GEBPF Finance (Lux) S.ar.l.	Luxembourg
GEBPF Marseille (France) SARL	France
GEBPF Property (Netherlands) BV	Netherlands
Goodman Business Park Fund Dusseldorf Development Verwaltungs GmbH (in liquidation)	Germany
Goodman European Business Park Fund (Lux) S.ar.l.	Luxembourg
Iberia Mandarache S.L. (Sociedad Unipersonal)
Rentiber Internacional S.A. (Sociedad Unipersonal)
Valentine Vallee Development SCS	France
Vauban Developement Realisations SNC	France
Vauban Properties SARL	France
SCI Pesaro	France
Aviva Investors Property Developments Limited	United Kingdom
Holloways Properties Limited	United Kingdom
Morley Properties Limited	United Kingdom

13

Alan Waters Insurance Ltd	Canada
169 Holdings	Canada
Encore + Bedburg Sarl	Luembourg
The Square Bermondsey Ltd	United Kingdom
Aviva Investors Commercial Finance Limited	United Kingdom
Bellatrix Sicav	France
Europe Israel Croissance Sicav	France
Synergy Sunrise (Broadlands) Limited	United Kingdom
Synergy Sunrise (Bowthorpe) Limited	United Kingdom
Synergy Sunrise (Scarles Yard) Limited	United Kingdom
Synergy Sunrise (Sentinel House) Limited	United Kingdom
Synergy Sunrise (Wellington Row) Limited	United Kingdom
Synergy Sunrise (Yorkshire House) Limited	United Kingdom